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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               CARBO CERAMICS INC.

             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                72-1100013
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(State of Incorporation or Organization)    (I.R.S. Employer-Identification No.)

     600 East Las Colinas Boulevard
              Suite 1520
           Irving, TX 75039
            (972) 401-0090                                75039
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(Address of Principal Executive Offices)                (Zip Code)


If this Form relates to the registration   If this Form relates to the
of a class of securities pursuant to       registration of a class of securities
Section 12(b) of the Exchange Act and      pursuant to Section 12(g) pursuant
is effective to pursuant General           of the Exchange Act and is effective
Instruction A.(c), check the following     pursuant to General Instruction
box. [X]                                   A.(d), check the following box. [ ]

Securities Act registration file number to which this form relates:  N/A


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------

COMMON STOCK, PAR VALUE $.01 PER SHARE            NEW YORK STOCK EXCHANGE, INC.



Securities to be registered pursuant to Section 12(g) of the Act:    NONE




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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  The Registrant incorporates by reference the description of its common stock contained in Amendment No. 2 to its Registration Statement on Form S-1 (No. 333-1884) under the Securities Act of 1933, as amended, filed on April 22, 1996.

ITEM 2.    EXHIBITS

                  The Registrant is not required to file any exhibits to this Registration Statement.



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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CARBO CERAMICS INC.



Dated:  May 22, 2000        By:  /s/ JESSE P. ORSINI
                                 -----------------------------------------------
                                 Name:  Jesse P. Orsini
                                 Title: President and Chief Executive Officer



                            By:  /s/ PAUL G. VITEK
                                 -----------------------------------------------
                                     Name:   Paul G. Vitek
                                     Title:  Vice President, Finance and Chief
                                             Financial Officer